Exhibit 10.5

 EXECUTION VERSION

DATED 31 DECEMBER 2013

TAG-IT PACIFIC LIMITED

as the Chargor

UNION BANK, N.A.

as the Lender

DEBENTURE

IN RESPECT OF A LOAN AMOUNT OF

USD8,500,000.00

ROBERTSONS

Solicitors & Notaries

57th Floor, The Center

99 Queen’s Road Central

Hong Kong

Tel: 2868 2866

Fax: 2868 5820

(Ref: CDIG/JKS/89663)

THIS DEBENTURE is made this 31 December 2013

(1)

TAG-IT PACIFIC LIMITED, a limited liability company incorporated under the laws of Hong Kong with registered address at Units 101 & 108, 1/F, Sunbeam Centre, 27 Shing Yip Street, Kwun Tong, Kowloon, Hong Kong (the “Chargor”); and

(2)

UNION BANK, N.A., a national banking association duly organized under laws of the United States of America with registered address at 400 California Street, San Francisco, CA 94104, U.S.A. (the “Lender”).

WHEREAS:-

(A)

By a Commercial Credit Agreement dated on or about the date hereof (the “Loan Agreement) between the Lender and Talon International, Inc., a corporation incorporated under the laws of the State of Delaware of the United States of America with registered address at 21900 Burbank Boulevard, Suite 270, Woodland Hills, California 91367 (the “Borrower”), the Lender made available to the Borrower loan facilities in the amount of USD8,500,000.00.

(B)

As an obligation under the Loan Agreement, the Borrower agreed to procure or arrange for the Chargor to (and the Chargor agreed to) grant to the Lender a security interest over all its personal property including fixtures (including trade fixtures), plant, machinery, vehicles, computers, other equipment, inventory, stocks, shares, bonds, securities of any kind whatsoever and other fixed assets in whatever nature as well as granting the Lender a continuing lien upon and right of set-off against, and will assign, transfer, pledge and set over all of the Chargor’s accounts receivable, deposit accounts, letter-of-credit rights, documents, chattel paper, general intangibles and instruments, and certain other personal property of the Chargor (herein collectively referred to as “collateral”), subject to and on terms and conditions set out under the Loan Agreement.

(C)

To further secure the Borrower’s obligations to Lender (the “Obligations”) under the Loan Agreement, the Chargor hereby agrees to grant a security interest pursuant to this Debenture in favour of the Lender.

(D)	It is (inter alia) a condition of the Loan Agreement that the Chargor shall enter into this Debenture.

NOW THIS DEBENTURE WITNESSES AS FOLLOWS:-

1.	DEFINITIONS AND INTERPRETATION

Words and expressions used herein shall have the same meanings set out in the Loan Agreement unless the context requires otherwise. In addition, the following words shall have the following meanings unless the context requires otherwise:-

“Charged Receivables” means the accounts receivable of the Chargor charged in favour of the Lender from time to time pursuant to this Debenture, the Loan Agreement and/or the other Security Documents.

“Financing Agreements” means the Loan Agreement (as amended or supplemented) and the Security Documents and any other security documents executed or to be executed (as amended, varied or supplemented) by the Chargor, the Security Parties and any other person as security for the Secured Indebtedness;

“Lien” means any mortgage, encumbrance, security interest, pledge or lien.

“Permitted Lien” means a Lien expressly permitted by the terms of the Loan Agreement.

“Receiver” means a receiver and/or manager appointed under this Debenture; if more than one Receiver is appointed pursuant to this Debenture, references to a Receiver include each person so appointed, and, unless the context otherwise expressly requires, the expression “Receiver” means and includes all receivers and/or managers from time to time appointed and acting under and for the purpose of this Debenture;

“Secured Indebtedness” means all monies, obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) which are now or may at any time hereafter be due, owing or payable by the Chargor and/or any Security Party to the Lender under or in connection with the Financing Agreements;

“Security Documents” shall mean (1) the Loan Agreement; (2) a Continuing Guaranty dated on or about the date hereof executed by the Chargor in favour of the Lender; (3) a Continuing Guaranty dated on or about the date hereof executed by Tag-It, Inc., a California corporation (“Tag-It CA”), in favour of the Lender; (4) a Continuing Guaranty dated on or about the date hereof executed by Talon Technologies, Inc., a California corporation (“Talon Tech”), in favour of the Lender; (5) a Security Agreement dated on or about the date hereof executed by the Borrower in favour of the Lender; (6) a Security Agreement dated on or about the date hereof executed by Tag-It CA in favour of the Lender; (7) a Security Agreement dated on or about the date hereof executed by Talon Tech in favour of the Lender; (8) a Trademark Security Agreement dated on or about the date hereof executed by the Borrower in favour of the Lender; (9) an Equity Pledge Agreement dated on or about the date hereof executed by the Borrower in favour of the Lender; (10) where the context requires, this Debenture; and (11) any other ancillary and related documents.

“Security Party” shall mean the relevant parties under each of the Security Documents and, where the context requires, shall be extended to include the Borrower, the Chargor and its associates and affiliated companies.

2.	FIXED CHARGES, ASSIGNMENT AND FLOATING CHARGES

2.1

As security for payment of the Secured Indebtedness and performance of the obligations of the Borrower and/or the Security Parties under the Financing Agreements or as otherwise provided under the Loan Agreement, the Chargor, as beneficial owner, HEREBY CHARGES in favour to the Lender:-

(a)

by way of first fixed charge, all the estates or interests in any property of the Chargor now and in the future vested in the Chargor together with all buildings, fixtures (including trade fixtures), plant, machinery, vehicles, computers and other equipment and other installation now or hereafter owned or acquired by the Chargor, both present and future, and all spare parts, replacements, improvements, modifications and additions of or to the same;

(b)

by way of first fixed charge, all stocks shares bonds and securities of any kind whatsoever whether marketable or otherwise and all other interests (including but not limited to loan capital of the Chargor) both present and future in any company firm consortium or entity wheresoever situate including all allotments accretions offers rights benefits and advantages whatsoever at any time accruing offered or arising in respect of the same whether by way of conversion redemption bonus preference option dividend interest or otherwise;

(c)

by way of first fixed charge, any uncalled capital and any uncalled premiums and any called but unpaid capital or premiums, goodwill and all patents, patent applications, inventions, trade marks, trade names, registered designs, copyrights, know-how and other intellectual or industrial property rights and all licences and ancillary rights and benefits, both present and future, of the Chargor;

(d)

by way of first fixed charge, all book and other debts revenues and claims (including bank deposits and credit balances) due and owing or which may from time to time due or owing to or purchased or otherwise acquired by the Chargor and the full benefit of all rights and remedies relating thereto including but not limited to any negotiable or non-negotiable instruments, guarantees, indemnities, debentures, legal and equitable charges, and other security, reservation of proprietary rights, rights of tracing, liens and all other rights and remedies of whatsoever nature in respect of the same;

(e)

by way of first fixed charge, all present and future contracts or policies of insurance in which the Chargor will or hereafter has an interest and all moneys from time to time payable thereunder including any refund of premiums;

(f)

by way of first fixed charge, all present and future rights and interests of the Chargor in the money standing to the credit of the bank account(s) (including but not limited to those bank accounts as set out in Schedule 1 hereto to which all moneys received and/or to be received by the Chargor shall be deposited) together with all interest accrued thereon and all additions to, renewals of or conversions of such moneys, whether or not in the same currency; and

(g)

by way of first floating charge, all the Charged Receivables and all other undertaking, property, assets and rights of the Chargor, whatsoever and wheresoever, both present and future, including but not limited to the stock-in-trade of the Chargor wheresoever and the items described in Clauses 2.1(a) to (f) inclusive if and in so far as the charges thereon herein contained shall for any reason be ineffective as fixed charges.

2.3

The Chargor shall keep the Lender fully and effectually indemnified from and against all actions, losses, claims, proceedings, costs, demands and liabilities which may be suffered or incurred by the Lender under or by virtue, or otherwise in respect of or as a consequence of any Event of Default.

3.	PROVISO FOR DISCHARGE

Upon payment by the Borrower to the Lender of the whole of the Secured Indebtedness and performance by the Borrower and/or the Security Parties of their obligations under the Financing Agreements, the Lender shall at the request and cost of the Borrower/Chargor discharge the security hereby constituted.

4.	REPRESENTATIONS AND WARRANTIES

4.1	The Chargor represents and warrants to the Lender for so long as any sums, or otherwise as outstanding or payable to the Lender, remain to be lent or repaid under the Financing Agreements that:-

(a)	it is a company duly incorporated with limited liability and validly existing under the laws of Hong Kong and has full power and capacity to carry on its business as it is now being conducted;

(b)

it has the corporate power, authority and capacity to create the security contained herein and to enter into this Debenture on the terms and conditions set out herein and to perform and observe its obligations hereunder;

(c)

the execution, delivery and performance of this Debenture has been (or, when executed, will have been) duly authorised by all necessary corporate action of the Chargor under all applicable laws and regulations, and this Debenture constitutes (or, when executed, will constitute) valid and legally binding obligations of the Chargor in accordance with its terms;

(d)

subject to this Debenture, the Chargor is the beneficial owner of, and has good title to, the Charged Assets and has the right to charge the same in the manner herein mentioned free from all encumbrances or third party rights whatsoever;

(e)

the Charged Assets are, and will at all times hereafter during the subsistence of the security hereby created be, beneficially owned by the Chargor free from any encumbrances or third party rights whatsoever (except for Permitted Liens);

(f)

(in addition to and without prejudice to the generality of the immediately preceding sub-clause), the assets hereby specifically charged are in good and proper working condition and, subject to this Debenture, are the property of the Chargor absolutely and not subject to any charge, lien, hire purchase or credit sale agreement or any other encumbrances or adverse interest whatsoever, other than Permitted Liens;

(g)

no Event of Default, and no event that, with the giving of notice and/or the lapse of time and/or the Lender making any necessary opinion or determination, would constitute an Event of Default, has occurred and is continuing;

(h)

no litigation, arbitration or administrative proceeding before or of any court, tribunal, arbitrator or governmental authority is presently taking place, pending or to the knowledge (having made all reasonable enquiries) of the Chargor threatened against the Chargor or any of its properties or assets, which could result in a material adverse change in the business, assets or condition of the Chargor;

(i)

the latest audited balance sheet and profit and loss account of the Chargor delivered to the Lender (if any) have been prepared in accordance with generally accepted accounting principles and on the basis of accounting policies consistently applied, and present fairly the financial condition of the Chargor as at the relevant accounting date;

(j)	there has been no material adverse change in its business, assets, liabilities, profits, prospects, or condition since the date of the accounts referred to in sub-clause (i) above;

(k)

all information supplied to the Lender by the Chargor concerning the Chargor or the Charged Assets and all related matters are true, accurate and complete in all material respects and do not contain any mis-statement of fact or omit to state a material fact or any fact necessary to make any statement not misleading and all the forecasts and projections therein were made after due and careful consideration on the part of the Chargor, are based on the best information available to it and on fair and reasonable assumptions and are, in its considered opinion, fair and reasonable in the circumstances prevailing at the time such forecasts and projections were made and in the light of the assumptions made, and the Chargor is not aware at the date of this Debenture of any fact which might have a material effect on any such assumptions or which might necessitate a material revision to any of the said forecasts or projections;

(l)

the Chargor is not (i) in default in the payment of any principal of or interest on any indebtedness for borrowed money or (ii) in breach of or in default under any other provision of any indenture, deed of trust, agreement or other instrument to which the Chargor is a party and under or subject to which any such indebtedness for borrowed money has been issued and is outstanding and no event, condition or act which with the giving of notice or lapse of time, or both, would constitute an event of default under any such indenture, deed of trust, agreement or other instrument has occurred or is continuing which has not been properly waived or reminded thereunder;

(m)

the execution or performance of, or the exercise of any rights under, this Debenture, by the Chargor will not (i) contravene, conflict with or result in breach of any law, regulation, judgment, order, authorization, agreement or obligation applicable to it or its assets, (ii) contravene, conflict with or result in breach of any of the documents constituting it or any contractual restriction binding on it or any of its subsidiaries or their respective assets, (iii) cause any limitation on any of the borrowing, guaranteeing, charging or other powers of it (whether imposed by its constitution, or by agreement, instrument or otherwise), or upon any of the powers of its directors to exercise any of such powers, or any other limit affecting it or its subsidiaries, to be exceeded, or (iv) result in the creation of or oblige it or its subsidiaries to create any encumbrances in respect of any of their respective assets;

(n)

all consents and authorisations (if any) required from any governmental or other authority or from any owners, shareholders or creditors of the Chargor or any third party for or in connection with the execution, performance, validity and enforceability of this Debenture and the transactions contemplated hereby have been obtained or effected and are in full force and effect and there has been no default under the conditions of any of the same;

(o)

the Chargor is not in default under any law or regulation, judgment, order, authorisation, agreement or obligation applicable to it or its assets or revenues, the consequences of which default could materially and adversely affect its business or financial condition or its ability to perform its obligations under this Debenture;

(p)

no encumbrances exists over or in respect of all or any part of the assets of the Chargor save as expressly contemplated by this Debenture or otherwise disclosed to the Lender in writing by the Chargor on or before the date of this Debenture;

(q)

no meeting has been convened for the winding-up of the Chargor or any of its Subsidiaries, and no such step is intended by it and no order, petition, application or the like is outstanding for the winding-up of the Chargor or any of its subsidiaries;

(r)

the Chargor has fully and accurately disclosed to the Lender in writing, in the consolidated financial statements of the Borrower and its subsidiaries or otherwise, all of its material liabilities (actual or contingent) as at the date of this Debenture;

(s)

the Chargor has complied with all taxation laws in all jurisdictions in which it is subject to taxation and has paid all taxes due and payable by it; no material claims are being asserted against it with respect to taxes;

(t)	all amounts payable by the Chargor under this Debenture may be made free and clear of and without deduction for or on account of any tax;

(u)	no stamp duty or similar taxes or charges are payable in respect of this Debenture in Hong Kong; and

(v)

the Chargor is generally subject to civil and commercial law with respect to its obligations under this Debenture; the entry into and performance of this Debenture constitute private and commercial acts and neither the Chargor nor any of its assets enjoys any right of immunity from set-off, suit or execution in respect of its obligations under this Debenture.

4.2

The Chargor represents and warrants to and undertakes with the Lender that each of the representations and warranties contained and referred to in Clause 4.1 is true, accurate and complete as at the date hereof and will be true, accurate and complete in all respects as though made on each day on which the Secured Indebtedness or any part thereof is outstanding and so long as any sum remains to be lent or remains payable under the Financing Agreements by reference to the then existing facts and circumstances.

5.	AFFIRMATIVE UNDERTAKINGS

5.1

The Chargor undertakes with the Lender that so long as any sum, or otherwise as outstanding or payable to the Lender, remains to be lent to or payable by the Borrower under the Loan Agreement, this Debenture or the Financing Agreements or any Security Party under the Financing Agreements, the Chargor shall:-

(a)

maintain its corporate existence and conduct and carry on its business in a proper and efficient manner and in compliance with all laws, regulations, authorisations, agreements and obligations applicable to it and pay all taxes imposed on it when due;

(b)

keep proper records and books of account in respect of its business and promptly deliver to the Lender such information relating to the Chargor, whether financial or otherwise, as the Lender may from time to time request;

(c)

deliver to Rudy Cedillos, a Vice President of the Lender, as the appointed representative of the Lender at the time of the issue thereof copies of every formal report, notice, statement or circular issued by the Chargor to its shareholders (in their capacity as such);

(d)	promptly supply to the Lender :-

(i)

promptly on request, such additional financial or other information (including, but not limited to, cash flows and profit and loss projections) relating to the Chargor as the Lender may from time to time request; and

(ii)	promptly on request, such additional information and documents relating to the Chargor as the Lender may from time to time request;

(e)	promptly inform the Lender of :-

(i)	any Event of Default and any event that, with the giving of notice and/or the lapse of time and/or the Lender making any necessary opinion or determination, would constitute an Event of Default;

(ii)

any litigation, arbitration or administrative proceedings which are brought against the Chargor or its Subsidiaries and to its knowledge, if adversely determined, have a material and adverse effect on the ability of the Chargor to perform and observe its obligations hereunder;

(iii)	any material dispute adversely threatening the normal business operations of the Chargor; and

(iv)	any change in the board of directors of the Chargor;

(f)

maintain in full force and effect all such consents and authorisations as are referred to in Clause 4.1(n) and take immediate steps to obtain and thereafter maintain in full force and effect any other consents and authorisations which may become necessary or advisable for the purposes stated therein;

(g)	pay all sums due from it and otherwise comply with all its obligations under this Debenture;

(h)

procure that there is no material change of the shareholdings in or ownership of the Chargor (whether immediate or ultimate) and/or the capital structure of the Chargor as at the date hereof without the prior written consent of the Lender;

(i)	procure that no material amendment is made to the Memorandum and Articles of Association of the Chargor without the prior written consent of the Lender;

(j)

allow the Lender and any persons authorised by the Lender from time to time, and at all reasonable times, to enter and remain upon any premises where the relevant Charged Assets, or any title deeds or documents or books of account or other documents relating to the same, may for the time being be, and to view and inspect the same, and take inventories or copies thereof; and where any such premises belong to or are in the possession or control of any person other than the Chargor itself, the Chargor hereby undertakes with the Lender that it will at all times hereafter during the continuance of this security, upon request by the Lender, procure entry for the Lender to such premises and for such purposes as aforesaid;

(k)

keep all Charged Assets of an insurable nature, insured in the name of the Chargor (with the Lender’s interest as mortgagee noted on the policy) in the full replacement value thereof, (or, where the Lender so agrees, in the full market value thereof), such parts of the property as consist of immovable property, against loss or damage caused by fire, lightning, aircraft and things dropped therefrom, storm, typhoon, floods, earthquake, riots, strikes, landslip and subsidence, tempest, burst pipes and tanks and such other risks as are normally maintained by prudent companies carrying on similar business with such reputable insurance office as shall have been previously disclosed to, and approved in writing by, the Lender and pay and discharge all premia and other moneys necessary for effecting and keeping up such insurances and produce to and deliver to the Lender the policy of such insurance and the receipt for every such payment AND if default shall at any time be made by the Chargor in effecting and keeping up such insurance, it shall be lawful for the Lender to insure and keep insured all the relevant Charged Assets and all other things and chattels of an insurable nature, or any part thereof, and all moneys expended for such purpose together with interest at the default rate from time to time imposed by the Lender from the time of the same having been expended until the date of actual payment shall on demand be repaid by the Chargor and be deemed part of the Secured Indebtedness and be secured thereby and be recoverable accordingly;

(l)

pay the rent, rates, taxes, expenses and all outgoings in respect of all and any premises wherein the relevant Charged Assets are placed and keep the same from being distrained for rents, rates or taxes, or from being taken under any execution, and at all times on demand produce to the Lender, or its authorised agent, receipts for such rent, rates and taxes; and it shall be lawful for the Lender to pay and discharge all rent, rates, taxes, expenses and all outgoings which at any time during the subsistence of this Debenture may be, or may become, due and payable in respect of such said premises in which the relevant Charged Assets, or any part thereof, are placed for the time being, and thereupon all such payments made by the Lender together with interest at the default rate from time to time imposed by the Lender shall be deemed part of the Secured Indebtedness and be secured thereby;

(m)

observe and perform all restrictions and other covenants and stipulations for the time being affecting the Charged Assets, and will not, without the prior written consent of the Lender, enter into any onerous or restrictive obligation with regard thereto or do or suffer or omit to be done any act, matter or thing whereby any provision of any law or regulation from time to time affecting any of the Charged Assets shall be materially infringed;

(n)	supply the Lender with all information relating to the Charged Assets as the Lender may request from time to time;

(o)

get in and realise all book and other debts and claims hereby charged in the ordinary course of its business and pay into such account as the Lender shall from time to time direct all moneys which it may receive in respect of the same forthwith on receipt and pending such payment hold such moneys on trust for the Lender and not (without the prior consent in writing of the Lender) charge or otherwise dispose of or release exchange compound set off or grant time or indulgence or otherwise deal with all or any of the same or purport so to do or to place the same in any account maintained with any other party whatsoever;

6.	NEGATIVE UNDERTAKINGS

The Chargor undertakes with the Lender that so long as any sum, or otherwise as outstanding or payable to the Lender, remains to be lent to or payable under the Financing Agreements, the Chargor shall not without the prior consent in writing of the Lender or unless expressly permitted by the terms of the Loan Agreement:-

(a)

borrow, raise credit or incur any indebtedness for borrowed money or permit to subsist any account or financial facilities with any other bank or financial institution or any third parties unless such indebtedness or loans or borrowings are subordinated and assigned in favour of the Lender in such form and substance satisfactory to the Lender;

(b)

merge or consolidate with or into any other company or person or take any step with a view to dissolution, liquidation or winding up, or allow or approve any change in its registered and/or beneficial ownership (whether immediate or ultimate);

(c)

declare or pay any dividend, or make any distribution of assets or revenue or other distribution (whether of capital or income nature and whether in cash or in specie) or repay any loan or make any payment whatsoever to any of its shareholders;

(d)

purchase or acquire or otherwise directly or indirectly own any shares in any company with any material assets, liabilities and/or business (save and except for any internal reorganisation which does not affect all or any parts of the Charged Assets or which does not otherwise relate to the insolvency of the Chargor or the inability of the Chargor to pay its debts) or person or enter into any partnership arrangement with any company or person;

(e)

create or agree to create or permit or suffer to arise or subsist any encumbrances upon all or any of the Charged Assets (whether by way of fixed or specific or floating charge or otherwise howsoever);

(f)	dispose of the whole or any part of the Charged Assets or enter into any agreement so to do, the closing of which is not expressly conditional upon obtaining Lender’s agreement to such disposition;

(g)

make loans, advance moneys or grant credit to, or guarantee or indemnify the liability or indebtedness of, any person, firm or company nor to create any mortgage, fixed or floating charge, further mortgage or charge, lien or other security or encumbrance over the whole or any part of its undertaking, property or assets nor to allow or permit any person to give any guarantee for securing any of its debts, liabilities and obligations in respect of borrowed money;

(h)

permit or suffer the Charged Assets to be destroyed or damaged or deteriorated subsequent to the execution of this Debenture in a degree greater than they would deteriorate by reasonable use and wear thereof and will, whenever any of such Charged Assets are destroyed or damaged or deteriorated, forthwith replace, repair and make good the same and any part, fitting, plant, machinery and accessories so substituted for any of the assets hereby charged shall be included in this security;

(i)

remove the Charged Assets from the premises in which they are now situate or to which, with the prior written consent of the Lender, they may be removed, except for the purpose of storage and effecting repairs to them;

(j)

take or omit to take any action the taking or omission of which might result in any alteration to or impairment of all or any part of the Charged Assets or this Debenture or any of the rights created thereunder and hereunder;

(k)

materially change the nature of its business or the business of itself and its Subsidiaries taken as a whole, whether by a single transaction or a number of related or unrelated transactions and whether at one time or over a period of time and whether by disposal, acquisition or otherwise;

(l)

sell, transfer, lease, assign or otherwise dispose of all or any part of its undertaking, properties and/or assets (or any interest therein) or enter into any agreement so to do, the closing of which is not expressly conditional upon obtaining Lender’s agreement to such disposition;

(m)	make any payment other than in the ordinary course of business; or

(n)	take or omit to take any action the taking or omission of which might result in any alteration to or impairment of this Debenture or any of the rights created hereunder.

7.	AUTOMATIC CRYSTALLISATION/CONVERSION OF FLOATING CHARGES

7.1

On the happening of any Event of Default, the floating charges created under Clause 2.1(g) shall automatically and immediately, without any notice from the Lender, and without any other formality whatsoever, attach and become fixed and operate as fixed charges.

7.2

Without prejudice to the effect of this Clause, if the Chargor mortgages, charges, pledges or otherwise encumbers (whether by way of fixed or floating security or otherwise howsoever) any of the Charged Assets or attempts so to do without the prior consent in writing of the Lender, or if any person levies or attempts to levy any distress, execution, sequestration or other process against all or any of the Charged Assets, on the occurrence of any of such events, the floating charges created under Clause 2.1(g) shall automatically and immediately, without any notice from the Lender or any other formality or process whatsoever, crystallise and operate as fixed charges.

7.3

For the avoidance of doubt, if crystallisation of the floating charges pursuant to this Clause is in respect of part, but not all, of the floating charges created under Clause 2.1(g), the remaining part or parts of the floating charges created thereunder which have not crystallised as aforesaid shall subsist and remain in full force and effect.

7.4

Without being in any way restricted or prejudiced by the effect of, and in addition to, the other provisions contained in this Debenture, in particular, those contained in this Clause, the Lender may at any time, by notice in writing to the Chargor, convert the floating charges created under Clause 2.1(g) into specific charges as regards any property or assets specified in the notice which the Lender may in its absolute discretion consider to be in danger of being seized or sold under any form of distress, execution or other process, levied or threatened, and may (in the case of any levied or threatened distress, execution or other process) forthwith appoint a Receiver in respect thereof.

8	ENFORCEMENT OF SECURITY

8.1	The security created hereby constituted shall become enforceable upon the occurrence and during the continuation of an Event of Default.

8.2	After the security hereby constituted has become enforceable:-

(a)	the floating charges created under Clause 2.1(g) shall automatically and immediately crystallise and operate as fixed charges;

(b)

notwithstanding anything contrary contained in this Debenture, the Chargor’s right to deal with the Charged Assets shall cease and the Lender shall be entitled to deal with, collect in and realise the same in such manner as the Lender thinks fit;

(c)

the Lender may without further notice to the Chargor appoint in writing under the hand of an authorised officer of the Lender any person or persons to be the Receiver of the Charged Assets and may in like manner from time to time remove any Receiver so appointed and appoint a new Receiver to replace him or them; and

(d)

the Lender may without further notice to the Chargor and without first appointing a Receiver, exercise all the powers, rights and discretions conferred by this Debenture on a Receiver, either expressly or by implication or reference, providing that nothing done by or on behalf of the Lender shall render it liable to account as a mortgagee in possession for any sums other than actual receipts. No restrictions imposed by any law on any immediate or other power of sale or on the consolidation of other securities shall apply to this security given to the Lender pursuant hereto.

8.3

The Lender shall be entitled to utilise and apply all moneys received by the Lender pursuant to this Debenture in such manner as it may absolutely determine whether towards payment of the Secured Indebtedness or otherwise howsoever pursuant to the terms of this Debenture.

9.	DECLARATION OF TRUST

The Chargor hereby declares that, as and when the security created by this Debenture shall become enforceable, it will hold the assets hereby charged (subject to the Chargor’s right of redemption) upon trust to convey, assign, transfer or otherwise dispose of or deal with the same in such manner and to such person as the Lender shall direct, and further declares that it shall be lawful for the Lender to appoint new trustees of the assets hereby charged, or any part thereof, and, in particular, at any time or times to appoint new trustees thereof in place of the Chargor as if the Chargor desired to be discharged from the trust or in place of any trustee appointed under this power as if they were dead or had been dissolved.

10.	APPOINTMENT OF RECEIVER

10.1

Upon the occurrence and during the continuation of an Event of Default or at any time after the security hereby constituted has become enforceable, the Lender may, without further notice, in writing appoint, under the hand of the manager or other officer of the Lender for the time being in Hong Kong, such person or persons as it thinks fit to be Receiver of the Charged Assets or any part thereof and the Lender may from time to time remove any Receiver so appointed, and appoint another or others in his place. The following provisions as to the appointment, powers, rights and duties of a Receiver shall have effect:-

(a)	such appointment may be made either before or after the Lender shall have taken possession of the Charged Assets or any part thereof;

(b)	such Receiver may be vested with such powers and discretions, including powers of management, as the Lender may think expedient;

(c)

without prejudice to the generality of the foregoing, such Receiver shall have power to demand and recover all the income of the Charged Assets of which he is appointed Receiver by action, distress or otherwise in the name either of the Chargor or the Lender, to the full extent of the estate or interest which the Chargor could dispose of and to give effectual receipts accordingly for the same;

(d)	unless otherwise directed by the Lender, such Receiver may exercise all the powers and authorities vested in the Lender under the terms, provisions and stipulations of the Financing Agreements;

(e)

such Receiver shall in the exercise of his powers, authorities and discretions conform to any regulations and directions from time to time made and given by the Lender provided that no person dealing with such Receiver shall be concerned to enquire whether such Receiver has so conformed to any such regulations or directions;

(f)

such Receiver may at the Lender’s absolute discretion be appointed either Receiver of the Charged Assets, or any part(s) thereof, as may be specified in the appointment and in such latter event the powers hereinbefore conferred on a Receiver shall have effect as though each reference therein to the Charged Assets was limited to the part(s) of the Charged Assets so specified;

(g)

the Lender may from time to time fix the remuneration of such Receiver and direct payment thereof out of the Charged Assets, or any part(s) thereof of which he has been appointed Receiver or the income thereof but the Chargor shall be solely liable for payment of such remuneration and the Receiver shall be entitled to retain out of any money received by him that remuneration and all costs, charges and expenses properly incurred by him as Receiver;

(h)	save so far otherwise directed by the Lender, all moneys from time to time received by such Receiver shall be paid over to the Lender;

(i)

the Lender may pay over to such Receiver any moneys constituting part of the Charged Assets, or the income thereof, to the intent that the same may be applied for the purposes hereof by such Receiver, and the Lender may from time to time determine what funds the Receiver shall be at liberty to keep in hand with a view to the performance of his duties as such Receiver;

(j)

subject as hereinafter provided, any such Receiver may, for the purpose of defraying any costs, charges, losses or expenses (including his remuneration) which shall be incurred by him in the exercise of the powers, authorities and discretion vested in him and for all other purposes hereof, or any of them, raise and borrow money on the security of the Charged Assets, or any part thereof, or any interest therein, either in priority to the Secured Indebtedness and the moneys hereby secured and the security hereby constituted, or otherwise, and at such rate(s) of interest, and generally on such terms and conditions as he may think fit, and no person lending any such money shall be concerned to enquire as to the propriety or purpose of the exercise of this power, or to see to the application of any moneys so raised or borrowed, provided, however, that a Receiver shall not exercise this present power without first obtaining the prior written consent of the Lender;

(k)

any Receiver may act in his own name or in the name of the Chargor and every such Receiver appointed in respect of the Charged Assets shall be the agent of the Chargor for all purposes, and the Chargor alone shall be responsible for his acts and defaults, loss or misconduct and for liabilities incurred by him and for his remuneration, and the Lender shall not incur any liability thereof by reason of him making or consenting to his appointment as such Receiver;

(l)

every Receiver, attorney, manager, agent or other person appointed by the Lender hereunder shall be entitled to be indemnified out of the Charged Assets, and the income thereof, in respect of all liabilities and expenses incurred by him in the execution, or purported execution, of the terms and conditions of any one or more documents relating to the Loan Agreement, and against all actions, proceedings, claims and demands in respect of any matter or thing done or omitted in anywise relating to the Charged Assets, or any part thereof, and the Lender may retain and pay out of any money in the Lender’s hands, arising from the terms and conditions of this Debenture, all sums necessary to effect such indemnity and all such sums shall be a charge on the Charged Assets; and

(m)

where more than one Receiver is appointed in accordance with the provisions herein contained, any reference in this Debenture to a Receiver shall apply to both or all of the Receivers so appointed, and the appointment of the Receivers shall be deemed to be a joint and several appointment to the intent that the rights, powers, duties and discretions vested in the Receivers may be exercised jointly by the Receivers so appointed, or severally by each of them.

10.2

Without prejudice to the generality of the foregoing, at any time after the occurrence and during the continuation of an Event of Default, the Lender and any manager or officer of the Lender, wheresoever situated, may, if the Lender desires (but without being obliged to do so), without further notice and without first appointing a Receiver hereunder, exercise all the powers, rights and discretions conferred by this Debenture, either expressly or by implication or reference, on a Receiver.

11.	POWERS OF RECEIVER

A Receiver shall be the agent of the Chargor and shall have the following powers:-

(a)

to take possession of the Charged Assets and to demand and recover all the income arising out of the Charged Assets, by action, distress or otherwise, in the name of the Chargor or the Lender, to the full extent of the estate or interest which the Chargor could dispose of and to give effectual receipts accordingly for the same, and to take possession of, collect and get in all or any other property assets and rights hereby charged and to take any proceedings in the name of the Chargor or otherwise as may seem expedient and for that purpose to take, defend, discontinue and compromise any proceedings in the name of the Chargor or otherwise;

(b)

to carry on or authorise or concur in carrying on the business of the Chargor or any part thereof and to manage, develop, reconstruct and conduct the same without being responsible for the loss or damage and for such purposes to raise or borrow money on the security of the Charged Assets or any part thereof or any interest therein or all or any other part of the premises hereby created in priority to this security or otherwise and at such rate(s) of interest and generally on such terms and conditions as he may think fit and no person lending any such money shall be concerned to enquire as to the propriety or purpose of the exercise of this power or see to the application of any moneys so raised or borrowed provided that a Receiver shall not exercise this power without first obtaining the prior written consent of the Lender;

(c)

whether forthwith or later to sell by public auction or private contract or tender, let, surrender, or accept surrenders, grant license or otherwise dispose of or deal with all or any of the Charged Assets or any part thereof, or concur in so doing in such manner, for such consideration, and generally on such terms and conditions as such Receiver may think fit with full power to convey, transfer or otherwise deal with the Charged Assets, or any part thereof, in the name and on behalf of the Chargor or the estate owner. Any consideration may be cash, debentures or other obligations, shares, stock, securities or other valuable consideration, and may be payable immediately, or by instalments spread over such period as such Receiver shall think fit, and so that any consideration received in a form other than cash shall ipso facto forthwith be and become charged with the payment of all moneys, obligations and liabilities hereby secured; and plant, machinery and fixtures may be severed and sold separately from the premises containing them and the Receiver may apportion any rent and the performance of any obligations affecting the premises sold without the consent of the Chargor;

(d)

to promote the formation of companies with a view to the same purchasing, leasing, licensing or otherwise acquiring interest in or any of the Charged Assets, arrange for such companies to trade or cease to trade, and to purchase, lease, license or otherwise acquire all or any of the Charged Assets on such terms and conditions, whether or not including payment by instalments, secured or unsecured, as such Receiver may think fit;

(e)	to make any arrangement or compromise or enter into any contracts which such Receiver shall think expedient;

(f)	to make and effect all repairs, renewals and improvements to the Charged Assets, or any part thereof, as such Receiver may think fit and necessary and maintain, renew, take out or increase insurances;

(g)

to appoint managers, agents, officers, servants, workmen and employees for all or any of such purposes at such salaries and commissions and for such periods and on such terms as such Receiver may determine and to dismiss the same;

(h)	to make calls conditionally or unconditionally on the members of the Chargor in respect of any uncalled capital;

(i)

without any further consent by or notice to the Chargor, to exercise on behalf of the Chargor, all the powers conferred on the Chargor as tenant, lessee or licensee and without any liability in respect of powers so exercised or omitted to be exercised;

(j)

the Receiver and any person(s) duly authorised by him shall, for the purpose of exercising any of the Receiver’s powers aforementioned, have the right to enter any premises where the Charged Assets, or any part thereof, may for the time being be, or where they are reasonably thought to be placed, and to remain on such premises for so long as may be necessary for the Receiver or such authorised person(s) to exercise such powers as aforesaid and where any such premises belong to, or is in the control of third parties, the Chargor shall procure access to such premises for the Receiver or such authorised person(s);

(k)

to exercise all the powers, authorities and discretion conferred in this Debenture on the Lender and all powers, authorities and discretions as may from time to time be vested in such Receiver by the Lender;

(l)

to do all such other acts and things (including but not limited to the signing of any document or the execution of any deeds and documents) as may be considered by such Receiver to be incidental or conducive to any of the matters or powers aforesaid and which he lawfully may or can do and he may act in his own name or in the name of the Chargor for all purposes aforesaid; and

(m)

to pay on demand by the Lender all costs charges and expenses incurred by the Lender and/or the Receiver which it or he shall incur in or about the enforcement preservation or attempted enforcement or preservation of this security on a full indemnity basis with interest as aforesaid from the date of payment by the Lender and/or the Receiver.

12.	PROCEEDS OF SECURITY REALISATION

12.1

All moneys received by the Lender and/or any Receiver arising from any such sale, letting, leasing, calling in, collection, dealing or other disposition under the powers conferred upon the Lender or upon any Receiver, after the security hereby created has become enforceable, shall be held upon trust and applied:-

Firstly	:	in discharge of all rent, taxes and other outgoings whether governmental, municipal, contractual or otherwise, due and affecting the Charged Assets or any part thereof;

Secondly	:	if the Charged Assets, or any part thereof (as the case may be), is/are sold subject to a prior encumbrance, in discharge of that prior encumbrance;

Thirdly	:	in payment of the Receiver’s lawful remuneration, costs, charges and expenses, and all lawful costs and expenses properly incurred in the sale or other dealing; and

Fourthly	:	in payment of the Secured Indebtedness in full (and in the event of deficiency, towards such part(s) thereof as the Lender may at its absolute discretion determine).

Provided that pending such application, the Lender may place all such proceeds and moneys so received into a suspense account with a view to preserving the Lender’s rights to prove for the whole of its claims against the parties to any Financing Agreements and any residue shall be paid to the person who, immediately before any sale or other dealing, was entitled to the Charged Assets, or authorised to give a receipt for the proceeds of sale of the Charged Assets.

12.2	Save as aforesaid, the Lender shall be under no liability to the Receiver for his remuneration, costs, charges or expenses.

13.	NON-LIABILITY OF RECEIVER OR LENDER

In any event, neither the Lender, nor any Receiver, shall be liable, by reason of any entry into, taking of or possession of the Charged Assets, or any of them, to account as mortgagee in possession or for anything, except actual receipts, or be liable for any loss on realisation, or for any default or omission for which a mortgagee in possession might be liable (other than any gross negligence, willful default or misconduct on the part of the Lender or the Receiver or the directors, officers, employees, servants or agents of the Lender). No restrictions imposed by any ordinance or by law on any immediate or other power of sale or on the consolidation of other securities shall apply to this security or to any security at any time given to the Lender pursuant hereto or pursuant to any other agreement at any time entered into between the Lender and/or the Chargor and/or any other parties to any of the Financing Agreements.

14	FURTHER ASSURANCES

14.1

The Chargor shall, from time to time and at any time, whether before or after the security hereby constituted shall have become enforceable, execute and do all such transfers, assignments, assurances, acts and things as the Lender (whose opinion shall be conclusive and binding upon the Chargor) may require for perfecting the security hereby, or intended to be hereby, constituted and for facilitating the realisation of the Charged Assets, or any part thereof, and the exercise by it of all the powers, authorities and discretions hereby conferred on the Lender, any Receiver or any agent appointed by it, and the Chargor shall also give all notices, orders and directions which the Lender may think expedient.

14.2

If any applicable law or regulation, or the introduction of, or a change in, any applicable law or regulation or in the interpretation or application thereof by any governmental or regulatory authority, renders any term, provision or condition of this Debenture unlawful, ineffective, unenforceable or not in full compliance with such law or regulation, the Chargor hereby covenants and undertakes with the Lender that the Chargor shall forthwith at the request of the Lender (but at the Chargor’s own costs) enter into and execute and/or procure the other parties to the Financing Agreements to execute in favour of the Lender a supplement or supplements or similar documents to this Debenture and/or the other Financing Agreements for the purposes of (inter alia) remedying such illegality or ineffectiveness of the said terms, provisions or conditions hereof or thereof and/or perfecting the securities hereby or thereby constituted. This covenant shall be binding upon the Chargor, its successors, assignees, receivers and liquidators.

14.3

For the purposes of this Clause, a certificate in writing signed by or on behalf of the Lender to the effect that any particular transfer, assignment, assurance, act or thing required by it is required shall (in the absence of manifest error) be conclusive evidence of the fact.

15.	ATTORNEY

The Chargor hereby irrevocably, and by way of security, appoints each of the Lender and the Receiver and any agent appointed by the Lender or the Receiver, jointly and each of them severally, to be its attorney (with full power of delegation and substitution), and in its name and on its behalf, to insert the name of the Lender, or its nominees, or of any purchaser, or to make any other alteration or addition in any instruments of transfer or documents which the Lender may require for perfecting its title to or for vesting all or any of the Charged Assets in the Lender, or its nominees, or in any purchaser, and to re-deliver the same thereafter, and without being limited by any of the foregoing, to execute, sign, seal as its act and deed deliver and do all deeds, instruments, acts and things whatsoever which, in the opinion of the Lender or Receiver or such agent (whose opinion shall be conclusive and binding upon the Chargor), may be necessary or expedient that the Chargor should execute, sign, seal, deliver or do for the purpose of carrying out any trust or obligation hereby, or by any of the Financing Agreements, declared or imposed upon the Chargor, or for giving to the Lender or Receiver, or such agent on its behalf the full benefit of any of the provisions of this Debenture and/or any other Financing Agreements, or any part thereof, and generally, without limitation, to use the Chargor’s name in the exercise of all or any of the powers hereby conferred on the Lender or the Receiver or such agent. The Chargor hereby covenants that it will ratify and confirm all that the attorney shall lawfully do or cause to be done by virtue of these presents.

16.	SUCCESSORS AND ASSIGNS

16.1	This Debenture shall be binding upon and enure to the benefit of each party hereto and its successors and assigns.

16.2

If the Lender shall assign or transfer the whole or any part of its rights under the Loan Agreement in accordance with the terms thereof, the Lender may also assign or transfer the whole or the appropriate portion of its rights hereunder, in which event references herein to such Lender shall thenceforth be deemed to include a reference to each assignee to the extent of its interest.

16.3

Any representation, warranty, undertaking and arrangement on the part of the Chargor shall survive the making of any assignment or transfer by the Lender hereunder or under any other Financing Agreements and/or the obligations and liabilities of the Chargor under the Loan Agreement, the change in the name of the Lender, or the Lender’s amalgamation with or absorption by any other corporation.

17.	FEES, COSTS AND EXPENSES

The Chargor shall pay or reimburse to the Lender or any Receiver forthwith on demand:-

(a)

all costs, charges and expenses (including legal expenses on a solicitors-and-own-client basis incurred by the Lender and/or the Receiver or any person as is acting on their behalf) incurred and to be incurred and all payments made and to be made by the Lender or any Receiver in connection with the preparation of legal documentation in connection with this Debenture and/or any other Financing Agreements or in the lawful exercise of the powers hereby or thereby conferred upon it or him (together with all remuneration payable to the Lender or to any such Receiver) or in connection with any action taken by the Lender in suing for or recovering any sum due from the Chargor to the Lender hereunder or under any other Financing Agreements or otherwise sustained or incurred as a consequence of any default by the Chargor in the performance of the obligations assumed by it hereunder or in connection with the protection, enforcement or attempted enforcement (irrespective of the outcome of any action taken) of this Debenture;

(b)

all expenses (including legal expenses on a solicitors-and-own-client basis incurred by or on behalf of the Lender and/or the Receiver) incurred by the Lender in connection with the negotiation, preparation, registration, execution and thereafter the administration of this Debenture and the other Financing Agreements or otherwise in connection with the Loan Agreement, and any other documents executed pursuant to the terms hereof; and

(c)

all stamp and other duties and taxes (if any) to which this Debenture, any document of title relating to the Charged Assets, or any of them, and any other document executed pursuant to the terms hereof or of any other Financing Agreements may be subject;

and the same shall carry interest at the applicable rate as hereinbefore provided from the date of the same being incurred or disbursed until payment and all such costs, charges, expenses, and remuneration and all interest thereon shall be a charge on the Charged Assets and shall form part of the Secured Indebtedness.

18.	NOTICE

18.1

Any notice, request, certificate, demand or other communication to be given or made hereunder shall, except as otherwise provided herein, be given or made in writing and delivered or sent by personal delivery or by ordinary post, postage prepaid to the relevant party at its address set out below, or by facsimile sent to the facsimile number set out below (or such other address or facsimile number as the addressee has by five (5) days’ prior written notice specified to the other party):-

Chargor:	Tag-It Pacific Limited Units 101 & 108, 1/F, Sunbeam Centre 27 Shing Yip Street Kwun Tong, Kowloon Hong Kong Fax Number: (818) 444-4110

with a copy to:	Talon International, Inc. 21900 Burbank Boulevard, Suite 270 Woodland Hills, CA 91367 U.S.A. Fax Number: (818) 444-4108

Lender:	Union Bank, N.A. 21700 Oxnard Street, Suite 120 Woodland Hills, CA 91367 Attention: Rudy Cedillos Fax Number: (818) 316-3172

18.2

Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (a) if given or made by letter, when actually delivered to the relevant address, (b) if given or made by telex, when dispatched with confirmed answerback and (c) if given or made by email, when dispatched or as otherwise agreed between the parties, Provided that, if such day is not a working day in the place to which it is sent, such notice, demand or other communication shall be deemed delivered on the next following working day at such place.

18. 3

Each notice, demand or other communication hereunder and any other documents required to be delivered hereunder shall be either in English or accompanied by a certified translation thereof into the English language.

19.	CONTINUING SECURITY

19.1

The security thereby constituted shall be, and will at all times hereafter, be a continuing security, and shall remain in operation to secure whatever may be the ultimate balance at any time or from time to time due to the Lender in respect of the Secured Indebtedness (including all contingent liabilities) until all of the Secured Indebtedness has been paid off or satisfied in full and the Chargor is no longer under any obligation to perform under the Financing Agreements notwithstanding the winding-up, liquidation or any incapacity or change of status of the Chargor or any settlement of account or other matter whatsoever.

19.2

The security hereby constituted shall not be, or be deemed to be, affected satisfied or discharged by any intermediate payment or satisfaction from time to time or at any time of the whole, or any part, of the Secured Indebtedness, nor shall such continuing security be, or be deemed to be, in any way released or discharged by the release or partial release by the Lender of any of the securities constituted hereby or by any of the other Financing Agreements, or by any other thing done or omitted or neglected to be done by the Lender in relation to any such other security, or by the release or taking, holding, varying or non-enforcement of any other security, collateral, additional or otherwise whatsoever which may for the time being be held, or which may at any time hereafter be held, by the Lender for securing the Secured Indebtedness or any part thereof.

19.3

The security hereby constituted is in addition to and not in substitution for any other security which the Lender may at any time hold for the Secured Indebtedness, or any part thereof, and may be enforced without first having recourse to any such other security.

20.	LENDER’S RIGHT TO SET OFF AND LIEN

20.1

The Chargor hereby agrees that the Lender may (without being under any obligation to do so), at any time, without notice, notwithstanding any settlement of account or other matter whatsoever, combine or consolidate all or any of the Chargor’s then existing accounts whatsoever with the Lender (whether current, savings, deposit, loan or of any other nature whatsoever and whether subject to notice or not and whether matured or not), and set off or transfer any sum standing to the credit of any one or more of such accounts, wheresoever situate and in whatsoever currency in or towards satisfaction of any of the Chargor’s liabilities to the Lender on any account or in any other respect whatsoever and/or the liabilities of any parties to the Financing Agreements whether any of such liabilities be present or future, actual or contingent, primary or collateral, several or joint, and notwithstanding any rule of law or equity to the contrary.

20.2

For the avoidance of doubt, it is hereby agreed that the rights of the Lender hereunder shall be exercisable whether or not the Secured Indebtedness shall be owing to the same branch of the Lender where the accounts of the Chargor to be so combined, or consolidated, or set off, or transferred or applied are maintained for the time being.

20.3

Nothing contained in this Debenture shall prejudice or affect any lien to which the Lender is by law entitled or any other securities which the Lender at any time hold from the Chargor or on the account of the Chargor, whether for safe custody or otherwise, as further security for the Secured Indebtedness, or any part thereof.

21.	SECURITY BINDING NOTWITHSTANDING CHANGES AND ABSENCE OF BORROWING POWERS

21.1

The security hereby constituted shall be a continuing security and shall be available to secure whatever may be the balance at any time or from time to time due by the Chargor to the Lender pursuant to the Loan Agreement (including contingent liabilities), and such continuing security shall not be considered satisfied or discharged by any intermediate payment or satisfaction of the whole or any part of the Secured Indebtedness from time to time or be discharged by the taking or release of any security collateral additional or other security whatsoever which the Lender may for the time being hold or which may hereafter be held by the Lender as security for the Secured Indebtedness.

21.2	The security hereby constituted and the rights of the Lender under this Debenture shall not be discharged or in any way be affected by:-

(a)	the granting of time or indulgence, concession, compromise, waiver or consent whatsoever at any time given to any Security Party or any other person;

(b)	any amendment, modification or variation to any of the Financing Agreements or any other agreement;

(c)	the illegality, invalidity or unenforceability of any obligation of any Security Party and/or any other party to the Financing Agreements;

(d)	the invalidity or irregularity in the execution of any Financing Agreements;

(e)	any lack of power of any person to enter into or perform any of its obligations under any Financing Agreements;

(f)	the insolvency, liquidation, incapacity, disability, limitation, change of constitution, death, or bankruptcy of the Security Parties or any other person;

(g)	the exercising or non-exercising by the Lender of any powers, rights, remedies or security against the Chargor or any other persons under any Financing Agreements;

(h)	any release, waiver, exercise, omission to exercise, or settlement of any rights against the Chargor or the other Security Parties; and

(i)	any act, omission or event which would or may but for the provisions of this Clause operate to affect, impair or otherwise affect the obligations or liabilities of the Chargor hereunder.

22.	GOVERNING LAW AND JURISDICTION

22.1

This Debenture shall be governed by, and construed, in all respects in accordance with the laws of Hong Kong, and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the Hong Kong courts.

22.2

The Chargor agrees that in any legal action or proceedings against it or the Charged Assets in connection with this Debenture, no immunity from such legal action or proceedings shall be claimed by, or on behalf of, the Chargor or with respect to the Charged Assets or any part thereof, and the Chargor hereby irrevocably waives any such right of immunity which it or the Charged Assets, or any part thereof, now has/have, or may hereafter acquire, or which may be attributed to it or the Charged Assets, or any part thereof, and the Chargor consents generally, in respect of any such legal actions or proceedings, to the giving of any relief, or the issue of any process in connection with such actions or proceedings including, without limitation, the making, enforcement or execution against any property whatsoever, of any order or judgement which may be made or given in such actions or proceedings.

23.	MISCELLANEOUS

23.1	No provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by all the parties hereto.

23.2

Time shall be of the essence of this Debenture but no failure or delay by the Lender in exercising or enforcing any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise or enforcement of any right, remedy, power or privilege preclude any further exercise or enforcement thereof, or the exercise or enforcement of any other right, remedy, power or privilege. No waiver of any of the rights or powers of the Lender or any consent of the Lender shall be valid unless signed by the Lender in writing. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers or privileges provided by law.

23.3

Any provision of this Debenture prohibited by or held to be or rendered unlawful or unenforceable under any applicable law actually applied by any court of competent jurisdiction shall, to the extent required by such law, be severed from this Debenture and rendered ineffective, so far as is possible without modifying the remaining provisions of this Debenture. Where, however, the provisions of any such applicable law may be waived, they are hereby waived by the parties hereto to the full extent permitted by such law, to the end that this Debenture shall be a valid and binding agreement enforceable in accordance with its terms.

23.4

In this Debenture, any determination as to whether any event, situation or circumstances is “material”, “substantial”, “necessary”, “satisfactory”, “ordinary”, “reasonable” or “expedient” shall be made in accordance with the principles of common law by the Lender, whose determination shall in the absence of manifest error be conclusive and binding on the Chargor.

23.5

A certificate in writing signed by any duly authorised officer of the Lender, stating the amount at any particular time due and payable by the Chargor to the Lender under this Debenture and/or any other Financing Agreements shall be conclusive evidence against the Chargor save for manifest error.

SCHEDULE 1

BANK ACCOUNTS

Account Name/No.	Bank	Type of account/Details

1) 808-376552-001	HSBC	General-HKD

2) 808-376552-002	HSBC	Payroll-HKD

3) 808-376552-292	HSBC	Savings-HKD

4) 808-376552-201	HSBC	General-USD

5) 808-376552-274	HSBC	Savings-USD

6) 848-369922-274	HSBC	Corp Savings-USD

IN WITNESS whereof the parties have hereunto caused their common seals to be affixed the day and year first above written.

THE CHARGOR

SIGNED and SEALED as a DEED by	)
TAG-IT PACIFIC LIMITED	)
SIGNED by David Lonnie SCHNELL	)	/s/ Lonnie Schnell
For and on behalf of	)
TAG-IT PACIFIC LIMITED	)
in the presence of:-)

THE LENDER

SIGNED by Rudy CEDILLOS	)
for and on behalf of	)	/s/ Rudy Cedillos
UNION BANK, N.A.	)
in the presence of :-)